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                                                                  EXHIBIT 23.9


                      CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (333-01574) and on Form S-4 (333-1928) of U.S. Office Products Company of our report dated February 8, 1996 relating to the financial statements of the Re-Print Corporation, which appears in this Current Report on Form 8-K of U.S. Office Products Company.



                                       /s/ BDO Seidman, LLP

July 15, 1996